UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 6, 2005

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

Delaware	001-31898	03-0376558

(Address of principal executive offices)		(Zip Code)

1689 Nonconnah Blvd, Suite 111 Memphis, TN	38132

Registrant’s telephone number, including area code

(901) 348-4100 (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EX-99.1 PRESS RELEASE

Item 8.01 Other Events

On January 6, 2005, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., issued a press release to report its passenger traffic results for December 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

Exhibit
Number	Description

99.1	Press release issued by Pinnacle Airlines, Inc. dated January 6, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)

By: /s/ Peter D. Hunt
Peter D. Hunt Vice President and Chief Financial Officer

January 10, 2005

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by Pinnacle Airlines, Inc. dated January 6, 2005